EXHIBIT 32.2

Certification pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002

In connection with the Quarterly Report of Teliphone Corp. (the “Company”) on Form 10–Q for the period ending December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawry Trevor-Deutsch, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes–Oxley Act of 2002, to the best of his knowledge, that:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lawry Trevor-Deutsch
Lawry Trevor-Deutsch Principal Financial and Accounting Officer

Dated: February 21, 2011